EXHIBIT 10.75

FIRST AMENDMENT TO
NOTE PURCHASE AND COLLATERAL TRUST AND SECURITY AGREEMENT

This FIRST AMENDMENT TO NOTE PURCHASE AND COLLATERAL TRUST AND SECURITY AGREEMENT (this “First Amendment”) is made and entered into as of September 27, 2016, by and among BLUEGREEN CORPORATION, a Florida corporation, BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation, BLUEGREEN RESORTS MANAGEMENT, INC., a Delaware corporation, and TFRI 2013-1 LLC, a Delaware limited liability company (together with any successor to any of such parties that becomes a party to the Note Purchase Agreement, as defined below, pursuant to Section 10.2 thereof, each an “Obligor” and, collectively, the “Obligors”), BLUEGREEN NEVADA, LLC, a Delaware limited liability company, as Guarantor (“Bluegreen Nevada” and, collectively with the Obligors, the “Company”), AIG ASSET MANAGEMENT (U.S.) LLC (the “Designated Representative”), U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent, Note Registrar, and Paying Agent (in such capacities, the “Agent”), and AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation, and AMERICAN HOME ASSURANCE COMPANY, a New York corporation (collectively, the “Holders”).

WHEREAS, the Company, the Designated Representative, the Agent, and the Holders are parties to that certain Note Purchase and Collateral Trust and Security Agreement dated March 26, 2013 (the “Note Purchase Agreement”); and

WHEREAS, pursuant to Sections 17.1 and 21.12 of the Note Purchase Agreement, the Company, the Designated Representative, the Agent, and the Holders that are the current holders of all of the Notes issued pursuant to the Note Purchase Agreement desire to amend the Note Purchase Agreement in the manner set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Defined Terms.  Except as otherwise expressly defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them by the Note Purchase Agreement.  The defined term “Voluntary Termination Amount” in Schedule A to the Note Purchase Agreement is hereby deleted in its entirety, and all references to any required payment of the “Voluntary Termination Amount” in Sections 8.4, 8.7, 8.10(v), 14.2, and 17.1(a)(z) of the Note Purchase Agreement are hereby deleted.

2.        Section 8.6.  Section 8.6 of the Note Purchase Agreement is hereby deleted in its entirety and replaced by the following:

Section 8.6.     Note Rate.  The per annum rate of interest payable by the Obligors shall be a fixed rate of interest of 5.50% per annum (the “Note Rate”).

3.        Section 8.12(a).  Section 8.12(a) of the Note Purchase Agreement is hereby deleted in its entirety and replaced by the following:

(a)  Other than (i) with respect to prepayments of the principal balance of the Notes which arise from payments from Partial Releases of Mortgage; (ii) in accordance with Section 8.11(b); and (iii) prepayments from the Cash Collateral Account pursuant to Section 8.10(a)(viii), the Company may not terminate financing under this Agreement or prepay the Notes, in whole or in part, except as otherwise expressly provided in this Section 8.12.  At any time after March 27, 2019, subject to the terms of this Agreement, the Company may terminate financing under this Agreement and prepay the Notes in whole, but not in part.  Such permitted prepayment in full shall be known as a “Voluntary Termination” and may be effected only by providing the Agent with irrevocable written notice (the “Termination Notice”).  The Termination Notice shall be provided to the Agent at least ten (10) calendar days prior to the specific date upon which the Obligors intend to cease financing hereunder and prepay the Obligations in full, which date shall be known as the “Voluntary Termination Date.” The Voluntary Termination Date shall always be a Payment Date and shall be the first Payment Date occurring ten (10) calendar days after the giving of the Termination Notice.  No premium or penalty shall be payable in connection with a Voluntary Termination in accordance with this Section 8.12.

4.        Section 8.20.  Section 8.20 of the Note Purchase Agreement is hereby deleted in its entirety and replaced by the following:

Section 8.20     Rating Option.  The initial rating on the Notes shall be deemed to be B (low) based upon S&P’s “B-” corporate rating of Bluegreen Corporation.  Bluegreen Corporation had the option (the “Rating Option”) to have a Rating Agency provide a rating of the Notes or Bluegreen Corporation on or prior to the Closing Date or within three (3) months following the Closing Date.  If no such rating was obtained within the designated time period, the initial rating would have been considered the final rating.  Any rating on the Notes (or, if the Notes were not rated, the Bluegreen Corporation corporate debt rating) higher than B (low) issued by or within three (3) months of the Closing Date shall be considered the final rating.  Any subsequent ratings actions, including upgrades, downgrades, new ratings or ratings withdrawals, however, shall not affect current or future pricing.  Bluegreen Corporation exercised the Rating Option and delivered an executed “ratings letter” from DBRS to the Designated Representative and Agent setting forth the new rating.  Bluegreen Corporation shall continue to provide such information as is reasonably requested by DBRS in order for DBRS to provide, at Bluegreen Corporation’s expense, ongoing “rating surveillance” to the Designated Representative until the Obligations (other than indemnity obligations under the Collateral Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) have been fully performed and indefeasibly paid in cash in full.  For the avoidance of doubt, such ongoing rating surveillance shall be in the form of a ratings confirmation letter from DBRS to be delivered annually.

5.        Conditions to Effectiveness.  The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Designated Representative, in its reasonable discretion, unless specifically waived in writing by the Designated Representative:

(a)        This First Amendment shall have been duly executed by the Company, the Agent, the Designated Representative, and the Holders and delivered to the Agent.

(b)        The representations and warranties contained in the Note Purchase Agreement, as amended hereby, and the other Collateral Documents shall be true and correct as of the date hereof, as if made on the date hereof.

(c)        No Potential Default or Event of Default shall have occurred and be continuing, unless such Potential Default or Event of Default has been expressly waived in writing by the Agent, the Designated Representative, and the Holders (if required by the Note Purchase Agreement).

(d)        All corporate and other proceedings, and all documents, instruments, and other legal matters in connection with the execution of this First Amendment shall be satisfactory in form and substance to the Agent, the Designated Representative, and their respective counsel.

(e)        All interest on the Notes accrued but unpaid at the current Note Rate of 8.05% per annum through and including the day immediately preceding the date hereof shall have been paid by the Company and received by the Holders.

6.        No Waiver.  Nothing contained in this First Amendment or any other communication between any of the parties hereto shall be deemed to constitute a waiver of any past, present, or future Potential Default or Event of Default by the Company under the Note Purchase Agreement or any other Collateral Document.  The Agent, the Designated Representative, and each Holder hereby expressly reserves any rights, privileges, and remedies under the Note Purchase Agreement and each other Collateral Document that the Agent, the Designated Representative, and the Holders may have with respect to any Potential Default or Event of Default, and any failure by the Agent, the Designated Representative, or any Holder to exercise any right, privilege, or remedy as a result of any such Potential Default or Event of Default shall not directly or indirectly in any way whatsoever either (i) impair, prejudice, or otherwise adversely affect the rights of the Agent, the Designated Representative, or any Holder, except as and to the extent set forth herein, at any time to exercise any right, privilege, or remedy in connection with the Note Purchase Agreement or any other Collateral Document; (ii) amend or alter any provision of the Note Purchase Agreement, as amended hereby, or any other Collateral Document or any other contract or instrument; or (iii) constitute any course of dealing or other basis for altering any obligation of the Company or any right, privilege, or remedy of the Agent, the Designated Representative, and the Holders under the Note Purchase Agreement, as amended hereby, any other Collateral Document, or any other contract or instrument.  Nothing in this First Amendment shall be construed to constitute a consent by the Agent, the Designated Representative, or any Holder to any prior, existing, or future Potential Default or Event of Default under the Note Purchase Agreement or any other Collateral Document.  The Company is hereby notified that irrespective of (A) any waivers or consents previously granted by the Agent, the Designated Representative, or the Holders regarding the Note Purchase Agreement or any other Collateral Document; (B) any previous failures or delays of the Agent, the Designated Representative, or the Holders in exercising any right, power, or privilege under the Note Purchase Agreement or any other Collateral Document; or (C) any previous failures or delays of the Agent, the Designated Representative, or the Holders in the monitoring or in the requiring of compliance by the Company with its duties, obligations, and agreements under the Note Purchase Agreement and the other Collateral Documents, the Company shall comply strictly with all of its duties, obligations, and agreements under the Note Purchase Agreement, as amended hereby, and the other Collateral Documents.

7.        Ratifications, Representations, and Warranties; Holder Consent and Direction.

(a)        Ratifications.  The terms and provisions of this First Amendment shall modify and supersede all inconsistent terms and provisions of the Note Purchase Agreement and the other Collateral Documents, and, except as expressly modified and superseded by this First Amendment, the terms and provisions of the Note Purchase Agreement and all of the other Collateral Documents are hereby ratified and confirmed and shall continue in full force and effect.  The Company, the Agent, the Designated Representative, and the Holders agree that the Note Purchase Agreement, as amended hereby, and the other Collateral Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

(b)        Representations and Warranties.

(i)         The Obligors and Bluegreen Nevada hereby represent and warrant to the Agent, the Designated Representative, and the Holders that (A) the execution, delivery, and performance of this First Amendment and any and all Collateral Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Obligors and Bluegreen Nevada and will not violate the Governing Documents of the Obligors or Bluegreen Nevada; (B) the representations and warranties of each of the Obligors and Bluegreen Nevada contained in the Note Purchase Agreement, as amended hereby, and any other Collateral Document are true and correct on and as of the date hereof as though made on and as of such date; (C) no Potential Default or Event of Default under the Note Purchase Agreement, as amended hereby, has occurred and is continuing, unless such Potential Default or Event of Default has been expressly waived in writing by the Agent, the Designated Representative, and the Holders (if required by the Note Purchase Agreement); (D) the Obligors and Bluegreen Nevada are in full compliance with all covenants and agreements contained in the Note Purchase Agreement, as amended hereby, and the other Collateral Documents; and (E) except to the extent previously disclosed in writing to the Designated Representative, the Obligors and Bluegreen Nevada have not amended their respective Governing Documents since the date of the Note Purchase Agreement.

(ii)        The Company and the Holders hereby represent and warrant that (A) the Holders collectively constitute the holders of all of the Notes issued pursuant to the Note Purchase Agreement and currently outstanding; and (B) the Designated Representative, as Investment Advisor, is legally authorized to execute and deliver this First Amendment on behalf of the Holders, and this First Amendment constitutes the valid, binding, and enforceable obligation of the Holders in accordance with its terms.

(c)        Holder Consent and Direction.  By their execution of this First Amendment, each of the Holders hereby (i) consents to the terms and provisions hereof; and (ii) directs Agent, in its capacity as Collateral Agent, Note Registrar, and Paying Agent, to execute and deliver this First Amendment.

8.        Miscellaneous Provisions.

(a)        Survival of Representations and Warranties.  All representations and warranties made in the Note Purchase Agreement or any of the other Collateral Documents, including, without limitation, any document or instrument executed in connection with this First Amendment, shall survive the execution and delivery of this First Amendment and the Collateral Documents, and no investigation by the Agent, the Designated Representative, or the Holders or any closing shall affect the representations and warranties or the right of Agent, the Designated Representative, and the Holders to rely upon them.

(b)        Reference to Note Purchase Agreement.  The Note Purchase Agreement, the other Collateral Documents, and any and all documents and instruments now or hereafter executed and delivered pursuant to the terms hereof or the terms of the Note Purchase Agreement, as amended hereby, are hereby amended so that any reference in the Note Purchase Agreement, the other Collateral Documents, and such other documents and instruments executed and delivered pursuant to the Note Purchase Agreement shall mean the Note Purchase Agreement, as amended hereby.

(c)        Expenses of the Agent, the Designated Representative, and the Holders.  The Company agrees to pay on demand all reasonable costs and expenses incurred by the Agent, the Designated Representative, the Holders, and their respective counsel and other agents and representatives in connection with the preparation, negotiation, and execution of this First Amendment and the other documents and instruments executed in connection herewith.

(d)        Severability.  Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(e)        Successors and Assigns.  This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Obligors and Bluegreen Nevada may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent and each of the Holders.

(f)        Counterparts.  This First Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

(g)        Effect of Waiver.  No consent or waiver, express or implied, by the Agent, the Designated Representative, or any Holder to or for any breach of or deviation from any covenant, condition, or obligation by any Obligor or Bluegreen Nevada shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition, or obligation.

(h)        Headings.  The headings and captions used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

(i)        Applicable Law.  THIS FIRST AMENDMENT AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(j)        Final Agreement. THE NOTE PURCHASE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER COLLATERAL DOCUMENTS, AS AMENDED AND/OR RESTATED, (i) REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AS OF THE DATE HEREOF;  AND (ii) MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE, OR AMENDMENT OF ANY TERM OR PROVISION OF THIS FIRST AMENDMENT SHALL OCCUR, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY ALL OF THE PARTIES HERETO.

(k)        Release.  THE OBLIGORS AND BLUEGREEN NEVADA, TOGETHER WITH EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER WAIVE AND DISCHARGE THE AGENT, THE DESIGNATED REPRESENTATIVE, EACH HOLDER, AND EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY

NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ARISING  DIRECTLY OR INDIRECTLY FROM THE NOTE PURCHASE AGREEMENT, ANY OF THE OTHER COLLATERAL DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE COLLATERAL DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS FIRST AMENDMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  NOTWITHSTANDING THE FOREGOING, THE RELEASED PARTIES ARE NOT RELEASED FROM THE PERFORMANCE OF THEIR RESPECTIVE OBLIGATIONS, IF ANY, UNDER THE NOTE PURCHASE AGREEMENT AND THE OTHER COLLATERAL DOCUMENTS FOLLOWING THE DATE HEREOF.

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IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as of the date first above written.

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
not individually, but solely as Collateral Agent,
Note Registrar, and Paying Agent

By:	/s/ Tim Matyi
Name:	Tim Matyi
Title:	Vice President

DESIGNATED REPRESENTATIVE:

AIG ASSET MANAGEMENT (U.S.) LLC

By:	/s/ Eric Karlson
Name:	Eric Karlson
Title:	Managing Director

OBLIGORS:

BLUEGREEN CORPORATION

By:	/s/ Paul Humphrey
Name:	Paul Humphrey
Title:	Senior Vice President, Finance and
Capital Markets

BLUEGREEN VACATIONS UNLIMITED, INC.

By:	/s/ Paul Humphrey
Name:	Paul Humphrey
Title:	Vice President

BLUEGREEN RESORTS MANAGEMENT, INC.

By:	/s/ Paul Humphrey
Name:	Paul Humphrey
Title:	Vice President

TFRI 2013-1 LLC

By:	/s/ Paul Humphrey
Name:	Paul Humphrey
Title:	Vice President

GUARANTOR:

BLUEGREEN NEVADA, LLC

By:	/s/ Paul Humphrey
Name:	Paul Humphrey
Title:	Vice President

HOLDERS:

AMERICAN GENERAL LILFE INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY

BY: AIG Asset Management (U.S.) LLC,
as Investment Advisor

By:	/s/ Eric Karlson
Name:	Eric Karlson
Title:	Managing Director